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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                ______________



Date of Report (Date of earliest event reported):  March 7, 2000



                            Cyberian Outpost, Inc.
            (Exact name of registrant as specified in its charter)


  Delaware                      000-24659                    06-1419111
--------------              ----------------            ------------------
(State or other                (Commission                 (IRS Employer
jurisdiction of                File Number)             Identification No.)
incorporation)


                      23 North Main Street, P.O. Box 636
                            Kent, Connecticut 06757
              --------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (860) 927-2050

                               Page 1 of 6 pages

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ITEM 5. OTHER EVENTS.

     On March 7, 2000 the Registrant publicly disseminated a press release announcing the Registrant's completion of a private placement of the Registrant's common stock, placed by C.E. Unterberg, Towbin, with proceeds of approximately $37 million. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1 The Registrant's Press Release dated March 7, 2000.

                               Page 2 of 6 pages
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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CYBERIAN OUTPOST, INC.
                                    (Registrant)


                                    /s/ Michael T. Dylag
Date: March 8, 2000                 --------------------------------
                                    Michael T. Dylag
                                    Vice President Finance and Administration

                               Page 3 of 6 pages
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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                   Sequential
Number                 Description                        Page Number
-------                -----------                        -----------

99.1                   The Registrant's Press Release          5
                       dated March 7, 2000.



                               Page 4 of 6 pages